Balance Sheet (USD $)	Mar. 31, 2013	Dec. 31, 2012
ASSETS
Cash	$ 93,205	$ 103,241
Prepaid expenses	25	25
Total Assets	93,230	103,266
Current Liabilities
Accounts payable and accrued liabilities	31,626	20,341
Derivative liabilities	537,138	395,285
Total Current Liabilities	568,764	415,626
Convertible debenture, net of unamortized discount of $142,898 and $144,856, respectively	7,102	5,144
Total liabilities	575,866	420,770
STOCKHOLDERS’ DEFICIT
Common Stock Authorized: 750,000,000 common shares with a par value of $0.001 per share Issued and outstanding: 125,500,000 common shares	125,500	125,500
Additional Paid-In Capital	(125,500)	(125,500)
Common Stock Issuable	75,000
Accumulated Deficit during the Development Stage	(557,636)	(317,504)
Total Stockholders’ Deficit	(482,636)	(317,504)
Total Liabilities and Stockholders’ Deficit	$ 93,230	$ 103,266